Exhibit 4.1.2

                                                               EXECUTION VERSION

                            Dated 19 September, 2006



                        GRANITE FINANCE FUNDING 2 LIMITED
                                  as Funding 2




                            GRANITE MASTER ISSUER PLC
                                as Master Issuer



                              THE BANK OF NEW YORK
                          as Funding 2 Security Trustee



                                 CITIBANK, N.A.
                                  as Agent Bank





                        --------------------------------

                             LOAN TRANCHE SUPPLEMENT

                        --------------------------------



                                  SIDLEY AUSTIN
                                WOOLGATE EXCHANGE
                              25 BASINGHALL STREET
                                 LONDON EC2V 5HA
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937
                           REF: PR/30507-30130/1034377

THIS LOAN TRANCHE SUPPLEMENT is dated 19 September, 2006 between:

(1) GRANITE FINANCE FUNDING 2 LIMITED (registered number 5249387) a private limited liability company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Funding 2;

(2) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(3) THE BANK OF NEW YORK, acting through its office at 48th Floor, One Canada Square, London E14 5AL in its capacity as the Funding 2 Security Trustee; and

(4) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as the Agent Bank.

This document constitutes the Loan Tranche Supplement relating to the Loan Tranches described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Global Intercompany Loan Agreement entered into between the parties hereto on 19 January, 2005. This Loan Tranche Supplement contains the final terms of the Loan Tranches identified and described herein, is supplemental to and must be read in conjunction with the Global Intercompany Loan Agreement.

Loan Tranche: The Series 2006-3 Class A1 Notes will fund the Series 2006-3 AAA (Class A1) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)533,902,830
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date each Monthly Payment Date
                                         falling in April, July, October and
                                         January of each year beginning in
                                         October 2006 (or, if such date is not
                                         a London Business Day, the next
                                         following London Business Day), up
                                         to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2030.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits.

11.       Relevant Margin:               -0.0095 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.1500 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to             Applicable
          Controlled Repayment Loan
          Tranche:

          Controlled Repayment Dates                Target Balance:
          Loan Payment Date occurring
          in:

                                                         (GBP)

                  January 2007                        410,000,000

                   April 2007                         330,000,000

                    July 2007                         260,000,000

                  October 2007                        190,000,000

                  January 2008                        120,000,000

                   April 2008                              0

                    July 2008                              0

                  October 2008                             0

                  January 2009                             0

                   April 2009                              0

                    July 2009                              0

                  October 2009                             0

                  January 2010                             0

                   April 2010                              0

                    July 2010                              0

                  October 2010                             0

                  January 2011                             0

                   April 2011                              0

                    July 2011                              0

                  October 2011                             0

                  January 2012                             0

                   April 2012                              0

                    July 2012                              0

                  October 2012                             0

19.            Details relating          Not Applicable
               to Pass-through
               Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class A2 Notes will fund the Series 2006-3 AAA (Class A2) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)563,475,900
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2030.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0114 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012.

13.       Relevant Margin following      0.2024 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                         (GBP)

                  January 2007                        432,710,048

                   April 2007                         348,278,819

                    July 2007                         274,401,494

                  October 2007                        200,524,168

                  January 2008                        126,646,843

                   April 2008                          90,000,000

                    July 2008                              0

                  October 2008                             0

                  January 2009                             0

                   April 2009                              0

                    July 2009                              0

                  October 2009                             0

                  January 2010                             0

                   April 2010                              0

                    July 2010                              0

                  October 2010                             0

                  January 2011                             0

                   April 2011                              0

                    July 2011                              0

                  October 2011                             0

                  January 2012                             0

                   April 2012                              0

                    July 2012                              0

                  October 2012                             0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class A3 Notes will fund the Series 2006-3 AAA (Class A3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)961,025,094
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0275 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.2051 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                         (GBP)

                  January 2007                        961,025,094

                   April 2007                         961,025,094

                    July 2007                         961,025,094

                  October 2007                        961,025,094

                  January 2008                        961,025,094

                   April 2008                         961,025,094

                    July 2008                         910,000,000

                  October 2008                        820,000,000

                  January 2009                        660,000,000

                   April 2009                         510,000,000

                    July 2009                         370,000,000

                  October 2009                        230,000,000

                  January 2010                         90,000,000

                   April 2010                              0

                    July 2010                              0

                  October 2010                             0

                  January 2011                             0

                   April 2011                              0

                    July 2011                              0

                  October 2011                             0

                  January 2012                             0

                   April 2012                              0

                    July 2012                              0

                  October 2012                             0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class A4 Notes will fund the Series 2006-3 AAA (Class A4) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)533,902,830
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0836 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.2337 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                         (GBP)

                  January 2007                        533,902,830

                   April 2007                         533,902,830

                    July 2007                         533,902,830

                  October 2007                        533,902,830

                  January 2008                        533,902,830

                   April 2008                         533,902,830

                    July 2008                         533,902,830

                  October 2008                        533,902,830

                  January 2009                        533,902,830

                   April 2009                         533,902,830

                    July 2009                         533,902,830

                  October 2009                        533,902,830

                  January 2010                        533,902,830

                   April 2010                         527,000,000

                    July 2010                         505,000,000

                  October 2010                        485,000,000

                  January 2011                        465,000,000

                   April 2011                         445,625,261

                    July 2011                         427,778,395

                  October 2011                        410,371,716

                  January 2012                        393,589,166

                   April 2012                         377,587,327

                    July 2012                         362,152,896

                  October 2012                        307,829,961

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class A5 Notes will fund the Series 2006-3 AAA (Class A5) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)848,608,283
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0834 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.3492 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                         (GBP)

                  January 2007                        848,608,283

                   April 2007                         848,608,283

                    July 2007                         848,608,283

                  October 2007                        848,608,283

                  January 2008                        848,608,283

                   April 2008                         848,608,283

                    July 2008                         848,608,283

                  October 2008                        848,608,283

                  January 2009                        848,608,283

                   April 2009                         848,608,283

                    July 2009                         848,608,283

                  October 2009                        848,608,283

                  January 2010                        848,608,283

                   April 2010                         837,636,626

                    July 2010                         802,668,873

                  October 2010                        770,880,007

                  January 2011                        739,091,141

                   April 2011                         708,296,091

                    July 2011                         679,929,510

                  October 2011                        652,262,580

                  January 2012                        625,587,668

                   April 2012                         600,153,653

                    July 2012                         575,621,499

                  October 2012                        489,278,274

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class A6 Notes will fund the Series 2006-3 AAA (Class A6) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)700,000,000
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.11 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.22 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                         (GBP)

                  January 2007                        700,000,000

                   April 2007                         700,000,000

                    July 2007                         700,000,000

                  October 2007                        700,000,000

                  January 2008                        700,000,000

                   April 2008                         700,000,000

                    July 2008                         700,000,000

                  October 2008                        700,000,000

                  January 2009                        700,000,000

                   April 2009                         700,000,000

                    July 2009                         700,000,000

                  October 2009                        700,000,000

                  January 2010                        700,000,000

                   April 2010                         690,949,700

                    July 2010                         662,105,500

                  October 2010                        635,883,500

                  January 2011                        609,661,500

                   April 2011                         584,259,279

                    July 2011                         560,860,254

                  October 2011                        538,038,357

                  January 2012                        516,034,756

                   April 2012                         495,054,745

                    July 2012                         474,818,662

                  October 2012                        403,595,863


19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class A7 Notes will fund the Series 2006-3 AAA (Class A7) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)934,329,952
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0936 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.3337 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                         (GBP)

                  January 2007                        934,329,952

                   April 2007                         934,329,952

                    July 2007                         934,329,952

                  October 2007                        934,329,952

                  January 2008                        934,329,952

                   April 2008                         934,329,952

                    July 2008                         934,329,952

                  October 2008                        934,329,952

                  January 2009                        934,329,952

                   April 2009                         934,329,952

                    July 2009                         934,329,952

                  October 2009                        934,329,952

                  January 2010                        934,329,952

                   April 2010                         922,250,000

                    July 2010                         883,750,000

                  October 2010                        848,759,000

                  January 2011                        813,750,000

                   April 2011                         779,844,206

                    July 2011                         748,612,192

                  October 2011                        718,150,503

                  January 2012                        688,781,041

                   April 2012                         660,777,823

                    July 2012                         633,767,567

                  October 2012                        538,702,433

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class B1 Notes will fund the Series 2006-3 AA (Class B1) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)37,373,198
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0744 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.2988 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                          (GBP)

                 January 2007                          37,373,198

                   April 2007                          37,373,198

                    July 2007                          37,373,198

                  October 2007                         37,373,198

                  January 2008                         37,373,198

                   April 2008                          37,373,198

                    July 2008                          37,373,198

                  October 2008                             0

                  January 2009                             0

                   April 2009                              0

                    July 2009                              0

                  October 2009                             0

                  January 2010                             0

                   April 2010                              0

                    July 2010                              0

                  October 2010                             0

                  January 2011                             0

                   April 2011                              0

                    July 2011                              0

                  October 2011                             0

                  January 2012                             0

                   April 2012                              0

                    July 2012                              0

                  October 2012                             0


19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class B2 Notes will fund the Series 2006-3 AA (Class B2) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)97,170,315
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.1686 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.4875 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-3 AA Class B2 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in October 2012
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class B3 Notes will fund the Series 2006-3 AA (Class B3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AA

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)20,366,599
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.1369 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.4555 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-3 AA Class B3 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in October 2012
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class M1 Notes will fund the Series 2006-3 A (Class M1) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  A

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)48,051,255
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.1765 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.5030 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                         (GBP)

                  January 2007                         48,051,255

                   April 2007                          48,051,255

                    July 2007                          48,051,255

                  October 2007                         48,051,255

                  January 2008                         48,051,255

                   April 2008                          48,051,255

                    July 2008                          48,051,255

                  October 2008                             0

                  January 2009                             0

                   April 2009                              0

                    July 2009                              0

                  October 2009                             0

                  January 2010                             0

                   April 2010                              0

                    July 2010                              0

                  October 2010                             0

                  January 2011                             0

                   April 2011                              0

                    July 2011                              0

                  October 2011                             0

                  January 2012                             0

                   April 2012                              0

                    July 2012                              0

                  October 2012                             0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class M2 Notes will fund the Series 2006-3 A (Class M2) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  A

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)53,390,283
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.2934 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.7368 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-3 A Class M2 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in October 2012
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class M3 Notes will fund the Series 2006-3 A (Class M3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  A

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)31,907,672
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.2549 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.6894 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-3 A Class M3 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in October 2012
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class M4 Notes will fund the Series 2006-3 A (Class M4) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  A

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)10,000,000
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.27 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      0.54 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-3 A Class M4 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in October 2012
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class C2 Notes will fund the Series 2006-3 BBB (Class C2) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  BBB

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)32,034,170
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.5250 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      1.2000 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-3 BBB Class C2 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in October 2012
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-3 Class C3 Notes will fund the Series 2006-3 BBB (Class C3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  BBB

          (ii)     Series Number:        Series 2006-3

4.        Initial Outstanding            (GBP)93,007,468
          Principal Balance:

5.        (i)      Closing Date:         19 September, 2006

          (ii)     Loan Tranche          19 September, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in January, April, July and
                                         October of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of one month sterling LIBOR and two month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.5013 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         October 2012

13.       Relevant Margin following      1.1782 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-3 BBB Class C3 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in October 2012
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Confirmations:

Funding 2 confirms that:

(a) no Funding 2 Intercompany Loan Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement;

(b) the representations and warranties set out in Clause 13 (Representations and Warranties of Funding 2) of the Global Intercompany Loan Agreement are true on and as of the Closing Date specified in this Loan Tranche Supplement by reference to the facts and circumstances then existing; and

(c) as of the Closing Date specified in this Loan Tranche Supplement, there is no debit balance on the Funding 2 Principal Deficiency Ledger.

The Master Issuer confirms that:

(a) no Issuer Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement; and

(b) the aggregate amount of the Loan Tranches to be made on the Closing Date specified in this Loan Tranche Supplement and any Loan Tranches outstanding on such Closing Date do not exceed the Total Credit Commitment.

                                 EXECUTION PAGE
                           for Loan Tranche Supplement


as Funding 2
EXECUTED for and on behalf of      )
GRANITE FINANCE FUNDING 2 LIMITED  )
by                                 )
/s/ S Tyson
-------------------------


Name: Sharon Tyson







as Master Issuer
EXECUTED for and on behalf of      )
GRANITE MASTER ISSUER PLC          )
by                                 )
/s/ S Tyson
-------------------------


Name: Sharon Tyson




as Funding 2 Security Trustee
EXECUTED for and on behalf of      )
THE BANK OF NEW YORK               )
by                                 )
/s/ H Kim
-------------------------


Name:





as Agent Bank
EXECUTED for and on behalf of      )
CITIBANK, N.A.                     )
by                                 )
G. Mitchell
-------------------------


Name: GEORGIA MITCHELL